                  Pricing Supplement, dated October 7, 1993
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              October 8, 1993

MATURITY DATE:                    October 8, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.48%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated October 7, 1993

                                                               424 (b)(2)
                  Pricing Supplement, dated October 15, 1993   File No. 33-41686
                         to the Prospectus Supplement
                          dated October 11, 1991, and
                       Prospectus dated October 1, 1991


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              October 15, 1993

MATURITY DATE:                    April 17, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            3.5625%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.1875%

INTEREST RATE RESET PERIOD:       12/15/93      12/21/94
                                  03/16/94      03/15/95
                                  06/15/94      04/17/95
                                  09/21/94

INTEREST PAYMENT PERIOD:          Third Wednesday of March, June, September &
                                  December


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used by the Company to repay indebtedness incurred by the Company in connection with the purchase of Spring Financial Services Inc. On the date hereof, such indebtedness being at the rate of 6.50% per annum.

Pricing Supplement dated October 15, 1993

                  Pricing Supplement, dated October 15, 1993
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              October 15, 1993

MATURITY DATE:                    April 17, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.80%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated October 15, 1993

                  Pricing Supplement, dated October 19, 1993
                           to Prospectus Supplement
                           dated June 16, 1993, and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                              MEDIUM-TERM NOTES

                                   SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              October 20, 1993

MATURITY DATE:                    October 26, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.48%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial's operations.

Pricing Supplement dated October 19, 1993

                  Pricing Supplement, dated October 21, 1993
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              October 26, 1993

MATURITY DATE:                    October 26, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.48%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated October 21, 1993

                 Pricing Supplement, dated November 22, 1993
                           to Prospectus Supplement
                            dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              November 24, 1993

MATURITY DATE:                    November 25, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            3.95%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.45%

INTEREST RATE RESET PERIOD:       12/15/93      12/21/94        12/20/95
                                  03/16/94      03/15/95        03/20/96
                                  06/15/94      06/21/95        06/19/96
                                  09/21/94      09/20/95        09/18/96

INTEREST PAYMENT PERIOD:          Third Wednesday of March, June, September &
                                  December


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated November 22, 1993

                  Pricing Supplement, dated December 2, 1993
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              December 6, 1993

MATURITY DATE:                    December 6, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.33%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated December 2, 1993

                 Pricing Supplement, dated December 15, 1993
                           to Prospectus Supplement
                            dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              December 17, 1993

MATURITY DATE:                    December 17, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            3.8125%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.50%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 17th or next good business day of
                                  March, June, September and December.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated December 15, 1993

                  Pricing Supplement, dated January 3, 1994
                           to Prospectus Supplement
                             dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              January 5, 1994

MATURITY DATE:                    January 7, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            3.875%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.50%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated January 3, 1994

                  Pricing Supplement, dated January 3, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              January 5, 1994

MATURITY DATE:                    January 7, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.45%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated January 3, 1994

                 Pricing Supplement, dated February 28, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              March 2, 1994

MATURITY DATE:                    March 2, 1999

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.36%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated February 28, 1994

                   Pricing Supplement, dated March 4, 1994
                           to Prospectus Supplement
                            dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              March 7, 1994

MATURITY DATE:                    September 4, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.05813%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.23%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.
                                  First interest payment will be on June 15, 1994.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 4, 1994

                   Pricing Supplement, dated March 15, 1994
                           to Prospectus Supplement
                             dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              March 15, 1994

MATURITY DATE:                    March 19, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.275%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.40%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.
                                  First interest payment will be on June 15, 1994.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 15, 1994

                   Pricing Supplement, dated March 16, 1994
                           to Prospectus Supplement
                             dated May 3, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $25,000,000.00

ORIGINAL ISSUE DATE:              March 16, 1994

MATURITY DATE:                    March 19, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.25%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.375%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.
                                  First interest payment will be on June 15, 1994.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 16, 1994

                   Pricing Supplement, dated March 17, 1994
                           to Prospectus Supplement
                             dated May 3, 1993 and
                        Prospectus dated May 17, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              March 18, 1994

MATURITY DATE:                    March 19, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.25%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.375%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.
                                  First interest payment will be on June 15, 1994.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 17, 1994

                   Pricing Supplement, dated March 23, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              March 25, 1994

MATURITY DATE:                    March 25, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.60%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 23, 1994

                   Pricing Supplement, dated March 25, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              March 28, 1994

MATURITY DATE:                    March 28, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.68%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated March 25, 1994

                   Pricing Supplement, dated April 12, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                       Prospectus dated May 3, 1993 and
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES A

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              April 13, 1994

MATURITY DATE:                    April 13, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.98%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated April 12, 1994

                   Pricing Supplement, dated April 13, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              April 13, 1994

MATURITY DATE:                    April 13, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.1875%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.1875%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.
                                  First interest payment will be on June 15, 1994.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated April 13, 1994

                   Pricing Supplement, dated May 3, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              May 5, 1994

MATURITY DATE:                    May 5, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            4.725%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.35%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          Pays the 3rd Wednesday or next good business
                                  day of March, June, September and December.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated May 3, 1994

                    Pricing Supplement, dated May 11, 1994
                           to Prospectus Supplement
                           dated June 16, 1993 and
                         Prospectus dated May 3, 1993
              Supplement to Prospectus dated September 30, 1993


                           BANPONCE FINANCIAL CORP.

                                 MEDIUM-TERM

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              May 13, 1994

MATURITY DATE:                    May 15, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.0625%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.25%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          8/15/94, 11/15/94, 2/15/95 & 5/15/95.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

Pricing Supplement dated May 11, 1994

                  Pricing Supplement, dated August 19, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM NOTES

                                   SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              August 23, 1994

MATURITY DATE:                    August 23, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.87%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial's operations.

Pricing Supplement dated August 19, 1994

                  Pricing Supplement, dated August 19, 1994
                           to Prospectus Supplement
                          dated August 1, 1994, and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM NOTES

                                   SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              August 26, 1994

MATURITY DATE:                    August 26, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.17%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial's operations.

Pricing Supplement dated August 19, 1994

                  Pricing Supplement, dated October 17, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              October 20, 1994

MATURITY DATE:                    July 20, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.25%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          At Maturity 7/20/95.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

                  Pricing Supplement, dated October 17, 1994
                           to Prospectus Supplement
                           dated August 1, 1993 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $5,000,000.00

ORIGINAL ISSUE DATE:              October 20, 1994

MATURITY DATE:                    July 17, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.25%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Spring Financial operations.

                Pricing Supplement, dated October 17, 1994 and
                        Prospectus dated July 21, 1994



                           BANPONCE FINANCIAL CORP.


                         MEDIUM-TERM NOTE SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              January 26, 1995

MATURITY DATE:                    January 27, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.750%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.375%

INTEREST RATE RESET PERIOD:       Two business days prior.



INTEREST PAYMENT PERIOD:          03/15/95, 06/15/95, 09/20/95, 12/20/95,
                                  03/20/96, 06/19/96, 09/18/96, 12/18/96 and
                                  1/27/97


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                                "REVISED COPY"

                  Pricing Supplement, dated October 28, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              November 1, 1994

MATURITY DATE:                    August 15, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.73%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          6/15 & 12/15


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                  Pricing Supplement, dated October 28, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $20,000,000.00

ORIGINAL ISSUE DATE:              November 1, 1994

MATURITY DATE:                    November 4, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            8.12%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                 Pricing Supplement, dated November 17, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $1,100,000.00

ORIGINAL ISSUE DATE:              November 23, 1994

MATURITY DATE:                    November 23, 1999

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            8.41%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                 Pricing Supplement, dated November 17, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              November 23, 1994

MATURITY DATE:                    October 23, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.70%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                 Pricing Supplement, dated November 17, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION

PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              November 23, 1994

MATURITY DATE:                    November 24, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            8.04%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                 Pricing Supplement, dated December 8, 1994
                           to Prospectus Supplement
                           dated August 1, 1994 and
                        Prospectus dated July 21, 1994



                           BANPONCE FINANCIAL CORP.


                             MEDIUM-TERM SERIES B

             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $25,000,000.00

ORIGINAL ISSUE DATE:              December 8, 1994

MATURITY DATE:                    December 9, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            8.17%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                  Pricing Supplement, dated January 26, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                           BANPONCE FINANCIAL CORP.


                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              January 30, 1995

MATURITY DATE:                    January 30, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            8.32%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually: June 15 and December 15.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                  Pricing Supplement, dated January 26, 1995
                      Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                           BANPONCE FINANCIAL CORP.


                          MEDIUM-TERM NOTE SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              January 30, 1995

MATURITY DATE:                    January 30, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.6925%

INTEREST RATE BASIS:              FLOATING

INDEX MATURITY:                   3 month libor

SPREAD:                           +.38%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          03/15/95, 06/15/95, 09/20/95, 12/20/95,
                                  03/20/96, 06/19/96, 09/18/96, 12/18/96 and
                                  1/30/97


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One operations.

                  Pricing Supplement, dated April 13, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                           BANPONCE FINANCIAL CORP.


                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              April 13, 1995

MATURITY DATE:                    April 13, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.72 per cent

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually: June 15 and December 15.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                  Pricing Supplement, dated April 13, 1995,
             to the Prospectus Supplement, dated April 13, 1995,
                    to the Prospectus, dated July 21, 1994


                             BANPONCE CORPORATION
                         MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $13,000,000.00

ORIGINAL ISSUE DATE:              February 15, 1995

SETTLEMENT DATE:                  April 13, 1995

MATURITY DATE:                    February 16, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.4375%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           +.125%

INTEREST RATE RESET PERIOD:       5/16/95, 8/15/95, AND 11/14/95.

INTEREST PAYMENT PERIOD:          7/3/95 (WILL COVER FROM 2/15/95 TO 5/18/95)
                                  8/17/95, 11/16/95, AND 2/16/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a minimum of two of the six Nationally Recognized
                                  Statistical Rating Organizations, the
                                  purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                  Pricing Supplement, dated April 13, 1995,
             to the Prospectus Supplement, dated April 13, 1995,
                    to the Prospectus, dated July 21, 1994


                             BANPONCE CORPORATION
                         MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              February 15, 1995

SETTLEMENT DATE:                  April 13, 1995

MATURITY DATE:                    February 16, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.4375%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           +.125%

INTEREST RATE RESET PERIOD:       5/16/95, 8/15/95, AND 11/14/95.

INTEREST PAYMENT PERIOD:          7/3/95 (WILL COVER FROM 2/15/95 TO 5/18/95)
                                  8/17/95, 11/16/95, AND 2/16/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a minimum of two of the six Nationally Recognized
                                  Statistical Rating Organizations, the
                                  purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                  Pricing Supplement, dated April 13, 1995,
             to the Prospectus Supplement, dated April 13, 1995,
                    to the Prospectus, dated July 21, 1994


                             BANPONCE CORPORATION
                          MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $27,000,000.00

ORIGINAL ISSUE DATE:              February 15, 1995

SETTLEMENT DATE:                  April 13, 1995

MATURITY DATE:                    February 16, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.4375%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           +.125%

INTEREST RATE RESET PERIOD:       5/16/95, 8/15/95, AND 11/14/95.

INTEREST PAYMENT PERIOD:          7/3/95 (WILL COVER FROM 2/15/95 TO 5/18/95)
                                  8/17/95, 11/16/95, AND 2/16/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a minimum of two of the six Nationally Recognized
                                  Statistical Rating Organizations, the
                                  purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                  Pricing Supplement, dated April 13, 1995,
             to the Prospectus Supplement, dated April 13, 1995,
                    to the Prospectus, dated July 21, 1994


                             BANPONCE CORPORATION
                          MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $40,000,000.00

ORIGINAL ISSUE DATE:              February 16, 1995

MATURITY DATE:                    February 3, 1997

SETTLEMENT DATE:                  April 13, 1995

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.6625%

INTEREST RATE BASIS:              3 month libor

INDEX MATURITY:                   N/A

SPREAD:                           +.35%

INTEREST RATE RESET PERIOD:       Two business days prior.

INTEREST PAYMENT PERIOD:          7/3/95, 9/20/95, 12/20/95, 3/20/96, 6/19/96,
                                  9/18/96, 12/18/96, and 2/3/97.

REDEMPTION PROVISIONS:            N/A

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                  Pricing Supplement, dated April 13, 1995,
             to the Prospectus Supplement, dated April 13, 1995,
                    to the Prospectus, dated July 21, 1994


                             BANPONCE CORPORATION
                          MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $25,000,000.00

ORIGINAL ISSUE DATE:              February 28, 1995

SETTLEMENT DATE:                  April 13, 1995

MATURITY DATE:                    February 28, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.375%

INTEREST RATE BASIS:              3 month libor

INDEX MATURITY:                   N/A

SPREAD:                           +.125%

INTEREST RATE RESET PERIOD:       5/16/95, 8/15/95, and 11/14/95.

INTEREST PAYMENT PERIOD:          7/3/95 (will cover from 2/28/95 to 5/18/95)
                                  8/17/95, 11/16/95, and 2/28/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a minimum of two of the six Nationally Recognized
                                  Statistical Rating Organizations, the
                                  purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                   Pricing Supplement, dated April 19, 1995
            to the Prospectus Supplement, dated April 13, 1995 and
                       Prospectus, dated July 21, 1994

                             BANPONCE CORPORATION
                             MEDIUM-TERM SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT . . . . . . . . . . . . . . . . . . . . . . . .  U.S. $30,000,000.00

ORIGINAL ISSUE/SETTLEMENT DATE . . . . . . . . . . . . . . . . .  APRIL 21, 1995

MATURITY DATE  . . . . . . . . . . . . . . . . . . . . . . . . .  APRIL 21, 1997

GLOBAL NOTE  . . . . . . . . . . . . . . . . . . . . . . . . . .  YES

INITIAL INTEREST RATE  . . . . . . . . . . . . . . . . . . . . .  6.60%

INTEREST RATE BASIS  . . . . . . . . . . . . . . . . . . . . . .  3 MONTH LIBOR

INDEX MATURITY   . . . . . . . . . . . . . . . . . . . . . . . .  N/A

SPREAD . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .35%

INTEREST RATE RESET PERIOD . . . . . . . . . . . . . . . . . . .  TWO BUSINESS DAYS
                                                                  PRIOR

INTEREST PAYMENT PERIOD  . . . . . . . . . . . . . . . . . . . .  7/20/95, 10/18/95, 1/17/96,
                                                                  4/17/96, 7/19/96, 10/18/96,
                                                                  1/17/97 AND 4/21/97.

REDEMPTION PROVISIONS  . . . . . . . . . . . . . . . . . . . . .  N/A

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                    Pricing Supplement, dated May 1, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest


                                Guaranteed by

                             BANPONCE CORPORATION








PRINCIPAL AMOUNT:                 U.S. $20,000,000.00

ORIGINAL ISSUE DATE:              May 3, 1995

MATURITY DATE:                    May 3, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.65%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                    Pricing Supplement, dated May 1, 1995
            to the Prospectus Supplement, dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                        BANPONCE FINANCIAL CORPORATION

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest


                                Guaranteed by

                             BANPONCE CORPORATION



PRINCIPAL AMOUNT:                 U.S. $20,000,000.00

ORIGINAL ISSUE/SETTLEMENT DATE:   May 3, 1995

MATURITY DATE:                    May 3, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.6475%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           .46%

INTEREST RATE RESET PERIOD:       Two business days prior

INTEREST PAYMENT PERIOD:          6/21/95, 9/20/95, 12/20/95, 3/20/96,
                                  6/19/96, 9/18/96, 12/18/96, 3/19/97,
                                  6/18/97, 9/17/97, 12/17/97, 3/18/98,
                                  6/17/98, 9/16/98, 12/16/98, 3/17/99,
                                  6/16/99, 9/15/99, 12/15/99, 3/18/2000 &
                                  5/3/2000

REDEMPTION PROVISIONS             N/A


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                    Pricing Supplement, dated May 11, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              May 15, 1995

MATURITY DATE:                    May 15, 2002

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.175%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                    Pricing Supplement, dated May 15, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994



                             BANPONCE CORPORATION

                         MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $7,000,000.00

ORIGINAL ISSUE DATE:              May 17, 1995

MATURITY DATE:                    May 16, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.71%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          First Interest Coupon 12-15-
                                  95, 6-15-96, 12-15-96 & 5-16-
                                  97.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation Subsidiaries.

                    Pricing Supplement, dated June 1, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              June 5, 1995

MATURITY DATE:                    June 5, 2002

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            7.30%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                   Pricing Supplement, dated June 12, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION



PRINCIPAL AMOUNT:                 U.S. $20,000,000.00

ORIGINAL ISSUE DATE:              June 16, 1995

MATURITY DATE:                    June 16, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.88%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                   Pricing Supplement, dated July 19, 1995
                  to the Prospectus, dated July 21, 1994 and
                 Prospectus Supplement, dated August 1, 1994



                        BANPONCE FINANCIAL CORPORATION

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE/SETTLEMENT DATE:   July 20, 1995

MATURITY DATE:                    July 21, 1997

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.125%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           .25%

INTEREST RATE RESET PERIOD:       TWO BUSINESS DAYS
                                  PRIOR

INTEREST PAYMENT PERIOD:          THIRD WEDNESDAY OR
                                  NEXT GOOD BUSINESS
                                  DAY OF MARCH, JUNE,
                                  SEPTEMBER AND
                                  DECEMBER.

REDEMPTION PROVISIONS:            N/A

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                   Pricing Supplement, dated July 26, 1995
                  to the Prospectus, dated July 21, 1994 and
                 Prospectus Supplement, dated August 1, 1994



                        BANPONCE FINANCIAL CORPORATION

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue
              Payment of Principal, Premium, if any and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE/SETTLEMENT DATE:   July 27, 1995

MATURITY DATE:                    July 28, 1997

GLOBAL NOTE:                      YES

INITIAL INTEREST RATE:            6.18359%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           .25%

INTEREST RATE RESET PERIOD:       TWO BUSINESS DAYS
                                  PRIOR

INTEREST PAYMENT PERIOD:          THIRD WEDNESDAY OR
                                  NEXT GOOD BUSINESS
                                  DAY OF MARCH, JUNE,
                                  SEPTEMBER, AND
                                  DECEMBER,
                                  COMMENCING
                                  SEPTEMBER 20, 1995.

REDEMPTION PROVISIONS:            N/A


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                  Pricing Supplement, dated August 08, 1995
            to the Prospectus Supplement, dated July 21, 1994 and
                 Prospectus Supplement, dated August 1, 1994



                        BANPONCE FINANCIAL CORPORATION

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue
              Payment of Principal, Premium, if any and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE/SETTLEMENT DATE:   August 10, 1995

MATURITY DATE:                    August 10, 1998

GLOBAL NOTE:                      YES

INITIAL INTEREST RATE:            6.165%

INTEREST RATE BASIS:              3 MONTH LIBOR

INDEX MATURITY:                   N/A

SPREAD:                           .29%

INTEREST RATE RESET PERIOD:       TWO BUSINESS DAYS
                                  PRIOR

INTEREST PAYMENT PERIOD:          THIRD WEDNESDAY OR
                                  NEXT GOOD BUSINESS
                                  DAY OF MARCH, JUNE,
                                  SEPTEMBER AND
                                  DECEMBER,
                                  COMMENCING
                                  SEPTEMBER 20, 1995.

REDEMPTION PROVISIONS:            N/A

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                 Pricing Supplement, dated September 8, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated April 13, 1995



                             BANPONCE CORPORATION

                         MEDIUM-TERM NOTES, SERIES 1


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $500,000.00

ORIGINAL ISSUE DATE:              September 12, 1995

MATURITY DATE:                    September 11, 1998

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.39%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          6/15 & 12/15 (First Interest
                                  Coupon 12/15/95)


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation Subsidiaries.

                 Pricing Supplement, dated September 20, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994


                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $20,000,000.00

ORIGINAL ISSUE DATE:              September 21, 1995

MATURITY DATE:                    September 21, 2000

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.69%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                 Pricing Supplement, dated November 21, 1995
                   to Prospectus dated July 21, 1994 and
               Prospectus Supplement dated August 1, 1994



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $10,000,000.00

ORIGINAL ISSUE DATE:              November 22, 1995

MATURITY DATE:                    November 22, 1999

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.33%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          6/15, 12/15, First Payment
                                  12/15/95.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                  Pricing Supplement, dated December 5, 1995
                    to Prospectus dated July 21, 1994 and
                  Prospectus Supplement dated August 1, 1994



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES B


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION


PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              December 7, 1995

MATURITY DATE:                    September 9, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.86%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          First Payment 6/15/96 and at
                                  the maturity date.

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.

                 Pricing Supplement, dated December 6, 1995, to the Prospectus, dated September 27, 1995, and Prospectus Supplement, dated October 6, 1995



                             BANPONCE CORPORATION
                         MEDIUM-TERM NOTES, SERIES 2


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $3,000,000.00

ORIGINAL ISSUE DATE:              December 12, 1995

SETTLEMENT DATE:                  December 12, 1995

MATURITY DATE:                    December 18, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.9125%

INTEREST RATE BASIS:              3 month libor

INDEX MATURITY:                   N/A

SPREAD:                           +.10%

INTEREST RATE RESET PERIOD:       03/18/95, 06/17/96 and 09/16/96.

INTEREST PAYMENT PERIOD:          03/20/96, 06/19/96, 09/18/96 and 12/18/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a
                                  minimum of two of the six Nationally
                                  Recognized Statistical Rating Organizations, the purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m.., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                 Pricing Supplement, dated December 6, 1995, to the Prospectus, dated September 27, 1995, and the Prospectus Supplement, dated October 6, 1995



                             BANPONCE CORPORATION
                         MEDIUM-TERM NOTES, SERIES 2


             Due From Nine Months to 30 Years From Date of Issue
             Payment of Principal, Premium, if any, and Interest


PRINCIPAL AMOUNT:                 U.S. $7,000,000.00

ORIGINAL ISSUE DATE:              December 12, 1995

SETTLEMENT DATE:                  December 12, 1995

MATURITY DATE:                    December 18, 1996

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            5.9125%

INTEREST RATE BASIS:              3 month libor

INDEX MATURITY:                   N/A

SPREAD:                           +.10%

INTEREST RATE RESET PERIOD:       03/18/95, 06/17/96 and 09/16/96

INTEREST PAYMENT PERIOD:          03/20/96, 06/19/96, 09/18/96 and 12/18/96.

REDEMPTION PROVISIONS:            "If BanPonce Corporation does not maintain
                                  top-tier short-term ratings from a
                                  minimum of two of the six Nationally
                                  Recognized Statistical Rating Organizations, the purchaser shall have the unconditional right to demand prepayment of 100% of the outstanding principal amount of the note plus accrued interest. Such demand shall be made by telephone from the purchaser to the issuer up until 12:00 p.m.., Cst, on the same business day on which the prepayment will be made. The issuer shall pay to the purchaser the principal amount under the note(s) and all interest accrued and not paid theretofore on the date of prepayment. All payments shall be made in immediately available funds."

The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance BanPonce Corporation subsidiaries.

                 Pricing Supplement, dated December 19, 1995
                  to Prospectus dated September 27, 1995 and
                 Prospectus Supplement dated October 6, 1995



                           BANPONCE FINANCIAL CORP.

                             MEDIUM-TERM SERIES C


             Due From Nine Months to 30 Years From Date of Issue

             Payment of Principal, Premium, if any, and Interest

                                Guaranteed by

                             BANPONCE CORPORATION



PRINCIPAL AMOUNT:                 U.S. $15,000,000.00

ORIGINAL ISSUE DATE:              December 21, 1995

MATURITY DATE:                    December 21, 2005

GLOBAL NOTE:                      Yes

INITIAL INTEREST RATE:            6.80%

INTEREST RATE BASIS:              Fixed

INDEX MATURITY:                   N/A

SPREAD:                           N/A

INTEREST RATE RESET PERIOD:       N/A

INTEREST PAYMENT PERIOD:          Semi-Annually:
                                  June 15 and December 15.


The proceeds from the issuance of the Note to which this Pricing Supplement relates will be used to finance Equity One, Inc. operations.